UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive	Registrant’s telephone number,
Cary, NC	including area code:	27513
(Address of principal executive offices)	(919) 297-1600	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 18, 2008, certain members of R.H. Donnelley Corporation’s management team are scheduled to attend and deliver a slide presentation at an industry conference sponsored by The Goldman Sachs Group, Inc. A copy of the slide presentation is attached hereto as exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given on September 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Mark W. Hianik

Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary

Date: September 18, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given on September 18, 2008.